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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 January 4, 2000
                                 ---------------
                                 Date of Report

                           thehealthchannel.com, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                000-29822                             33-0728140
        (Commission File Number)          (IRS Employer Identification No.)

      3101 W. Coast Highway, Suite 175, Newport Beach, California    92663
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          (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code:  (949) 476-3602
                                                            --------------

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Item 4.  Changes in Registrant's Certifying Accountant.

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     In connection with the change in control of the Registrant reported on the Registrant's Form 8-K, dated August 12, 1999 and Form 8-K/A, dated October 12, 1999, the Registrant has terminated Roger G. Castro, C.P.A., Oxnard, California as its principal accountant as of July 28, 1999. The principal accountant's report on the financial statements of the Registrant contained no adverse opinion or a disclaimer of opinion, or was qualified nor modified as to uncertainty, audit scope, or accounting principles. The termination of Mr. Castro was approved by the Board of Directors.

     During the Registrant's two most fiscal years and any subsequent interim period preceding such registration, declination, or dismissal, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. There is nothing to report under Item 304(a)(1)(v)(A) through (D).

     A copy of this Form 8-K was sent to Mr. Castro and, attached hereto as
Exhibit 99.1, is the letter from Mr. Castro whether or not he agrees with the disclosures contained in this Form 8-K as required by Item 4.

     Upon the disengagement of Mr. Castro, the Registrant engaged the firm of Singer Lewak Greenbaum & Goldstein, LLP, Certified Public Accountants & Management Consultants, 10960 Wilshire Boulevard, Suite 1100, Los Angeles, California 90024 as its new accounting firm.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 3, 2000                         thehealthchannel.com, Inc.

                                                By:    /s/  Donald J. Shea
                                                    ----------------------
                                                    Donald J. Shea
                                                Its:  President




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                                INDEX TO EXHIBITS

Exhibit Number             Description
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99.1                       Letter from Former Accountant